UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 21, 2004

MARTEN TRANSPORT, LTD.

(Exact name of registrant as specified in its charter)

Delaware	0-15010	39-1140809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

129 Marten Street Mondovi, Wisconsin		54755
(Address of principal executive offices)		(Zip Code)

(715) 926-4216

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(a)       Financial Statements of Businesses Acquired.

Not Applicable.

(b)      Pro Forma Financial Information.

Not Applicable.

(c)       Exhibits.

Exhibit No.	Description

99.1	Press Release dated April 21, 2004 (included herewith).

Item 12.  Results of Operations and Financial Condition.

On April 21, 2004, the Company issued a press release announcing financial results for the quarter ended March 31, 2004.  Attached hereto as Exhibit 99.1 is a copy of the Company’s press release dated April 21, 2004 announcing the Company’s financial results for this period.

The information contained in this report and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MARTEN TRANSPORT, LTD.

Dated: April 22, 2004	By	/s/ Frank J. Foster
Franklin J. Foster
Its: Vice President of Finance

MARTEN TRANSPORT, LTD.

FORM 8-K

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated April 21, 2004 (included herewith).